Commitments	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Commitments
35. Commitments

Contractual obligations and commitments	2019 £m		2018 £m
Contracted for but not provided in the financial statements:
Intangible assets		9,727	4,762
Property, plant and equipment		413	665
Investments		47	82
Purchase commitments		1,047	561
Pensions		163	238
Interest on loans		8,952	9,418
Future finance charges on leases		223	16

		20,572	15,742
	̥
The commitments related to intangible assets include milestone payments, which are dependent on successful clinical development or on meeting specified sales targets, and which represent the maximum that would be paid if all milestones, however unlikely, are achieved. The amounts are not risk-adjusted or discounted. The in
crease in intangible commitments in 201
9
is mainly attributable to
a number of new R
&
D
 collaborations, including with Merck
 KgaA and Lyell Immu
nopharma
.
In 2018, GSK reached an agreement with the trustees of the UK pension schemes to make additional contributions to eliminate the pension deficit identified at the 31 December 2017 actuarial funding valuation. A payment of £75 million is due in 2020 and payments of £44 million are due in both 2021 and 2022. The table above includes this commitment, but excludes the normal ongoing annual funding requirement in the UK of approximately £140 million.
The Group also has other commitments which principally relate to revenue payments to be made under licences and other alliances.
Commitments in respect of future interest payable on loans are disclosed before taking into account the effect of interest rate swaps.